EXHIBIT 99.7

TRUST SALE AGREEMENT

BETWEEN

ALLY AUTO ASSETS LLC

DEPOSITOR

AND

ALLY AUTO RECEIVABLES TRUST 2013-SN1

ISSUING ENTITY

DATED AS OF JUNE 5, 2013

i

THIS TRUST SALE AGREEMENT is made as of June 5, 2013 by and between ALLY AUTO ASSETS LLC, a Delaware limited liability company (together with its successors and assigns the “Depositor”), and ALLY AUTO RECEIVABLES TRUST 2013-SN1, a Delaware statutory trust (the “Issuing Entity”).

WHEREAS, Ally Bank, a Utah chartered bank, has sold the Secured Notes to the Depositor pursuant to the Pooling Agreement;

WHEREAS, the Depositor desires to sell the Secured Notes to the Issuing Entity on the Closing Date in exchange for the Notes and Certificates pursuant to the terms of this Agreement; and

WHEREAS, the Depositor and the Issuing Entity wish to set forth the terms pursuant to which the Secured Notes are to be sold by the Depositor to the Issuing Entity.

NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned to them in Part I of Appendix A to the Administration Agreement, dated as of June 5, 2013, by and among the Depositor, the Administrator and the Issuing Entity as it may be amended, supplemented or modified from time to time. All references herein to “the Agreement” or “this Agreement” are to this Trust Sale Agreement as it may be amended, supplemented or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A to the Administration Agreement shall be applicable to this Agreement.

ARTICLE II

CONVEYANCE OF SECURED NOTES; ISSUANCE OF SECURITIES

Section 2.01 Conveyance of Secured Notes.

(a) In consideration of the Issuing Entity’s delivery of the Notes and the Certificates to, or upon the order of, the Depositor, the Depositor does hereby enter into this Agreement and the Second Step Secured Notes Assignment in the form attached as Exhibit A to this Agreement (the “Second Step Secured Notes Assignment”) and agrees to fulfill all of its obligations hereunder and thereunder and to sell, transfer, assign and otherwise convey to the Issuing Entity, without recourse:

(i) all right, title and interest of the Depositor in, to and under the Secured Notes and all monies due thereunder on and after the Closing Date;

(ii) all right, title and interest of the Depositor in, to and under the Pooling Agreement, the Administration Agreement and the First Step Secured Notes Assignment (including the right of the Depositor to cause the Seller or the Administrator to repurchase Secured Notes under certain circumstances and the rights of the Depositor under the VAULT Security Agreement); and

(iii) all present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i) and (ii) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

The property described in clauses (i) through (iii) above is referred to herein collectively as the “Second Step Purchased Property.”

(b) It is the intention of the Depositor and the Issuing Entity that the sale, transfer, assignment and other conveyances contemplated by this Agreement and the Second Step Secured Notes Assignment shall constitute a sale of the Secured Notes and the other Second Step Purchased Property from the Depositor to the Issuing Entity for the purpose of applicable bankruptcy, insolvency, reorganization and other similar laws, so that the beneficial interest in and title to the Secured Notes and the other Second Step Purchased Property shall not be part of the Depositor’s estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

(c) The foregoing sale, transfer, assignment and other conveyances do not constitute and are not intended to result in the creation of or an assumption by the Issuing Entity of any obligation of the Seller, the Administrator, the Depositor or any other Person to the Lessees, Dealers, insurers or any other Person in connection with the Secured Notes, Lease Assets, any Dealer Agreements, any insurance policies or any other agreement or instrument relating to any of them.

Section 2.02 Acceptance by Issuing Entity. The Issuing Entity does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.01 and declares that the Issuing Entity shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of the Certificateholders, subject to the terms and conditions of the AART Indenture, this Agreement and the Second Step Secured Notes Assignment and the rights of the Noteholders with respect thereto. The Issuing Entity hereby agrees to and accepts the appointment and authorization of Ally Financial as Administrator under Section 2.01 of the Administration Agreement. The parties agree that this Agreement, the Second Step Secured Notes Assignment, the AART Indenture, the Trust Agreement, the Notes and the Certificates constitute the Further Transfer Agreements for purposes of the Pooling Agreement.

Section 2.03 Representations and Warranties as to the Secured Notes. Pursuant to Section 2.01(a)(ii), the Depositor assigns to the Issuing Entity all of its right, title and interest in, to and under the Pooling Agreement. Such assigned right, title and interest includes the benefit of the representations and warranties of the Seller made to the Depositor pursuant to Section 3.01 of the Pooling Agreement. The Depositor hereby represents and warrants to the Issuing Entity that the Depositor has taken no action which would cause such representations and warranties of the Seller to be false in any material respect as of the Closing Date. The Depositor further acknowledges that the Issuing Entity and its permitted assigns rely on the representations and warranties of the Depositor under this Agreement and of the Seller under the Pooling Agreement in accepting the Secured Notes and the other Second Step Purchased Property and in executing and delivering the Notes and the Certificates. The foregoing representation and warranty speaks as of the Closing Date, but shall survive the sale, transfer and assignment of the Secured Notes and the other Second Step Purchased Property to the Issuing Entity and the pledge thereof to the AART Indenture Trustee pursuant to the AART Indenture.

Section 2.04 Repurchase of Secured Notes Upon Breach of Warranty. Upon discovery by the Seller, the Depositor, the Issuing Entity, the Administrator, the AART Owner Trustee or the AART Indenture Trustee of a breach of any of the representations and warranties in Section 3.01 of the Pooling Agreement or in Section 2.03 or Section 3.01 of this Agreement that materially and adversely affects the interests of the Noteholders or the Certificateholders in the Secured Notes, the party discovering such breach shall give prompt written notice thereof to the others. As of the last day of the second Monthly Period following its discovery or its receipt of notice of such breach (or, at the Depositor’s election, the last day of the first Monthly Period following such discovery or receipt of notice), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Depositor in Section 2.03 or Section 3.01 of this Agreement, the Depositor shall repurchase, or in the event of a breach of a representation and warranty under Section 3.01 of the Pooling Agreement, the Depositor shall use reasonable efforts to enforce the obligation of the Seller under Section 4.04 of the Pooling Agreement to repurchase such Secured Note from the Issuing Entity on the related Distribution Date. The repurchase price to be paid by the breaching party (the “Warranty Purchaser”) shall be an amount equal to the Warranty Payment calculated as of the last day of the related Monthly Period and shall be paid on such Distribution Date. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Secured Note as to which a breach has occurred and is continuing, and the obligation of the Depositor to enforce the Seller’s obligation to repurchase such Secured Notes pursuant to the Pooling Agreement shall, if such obligations are fulfilled, constitute the sole remedy against the Depositor or the Seller for such breach available to the Issuing Entity, the Financial Parties, the AART Owner Trustee or the AART Indenture Trustee.

ARTICLE III

THE DEPOSITOR

Section 3.01 Representations of the Depositor. The Depositor makes the following representations on which the Issuing Entity is relying in acquiring the Second Step Purchased Property and issuing the Notes and Certificates. The following representations speak as of the Closing Date and the representations in clause (b) shall survive the sale, transfer and assignment of the Second Step Purchased Property to the Issuing Entity.

(a) Representations and Warranties as to the Depositor.

(i) Organization and Good Standing. The Depositor has been duly formed and is validly existing as an entity in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

(ii) Due Qualification. The Depositor is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

(iii) Power and Authority. The Depositor has the power and authority to execute and deliver the AART Transaction Documents to which it is a party and to carry out their terms, the Depositor had at all relevant times, and now has, power, authority and legal right to acquire and own the Second Step Purchased Property, and has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuing Entity as part of the Trust and has duly authorized such sale and assignment to the Issuing Entity by all necessary limited liability company action; and the execution, delivery and performance of the AART Transaction Documents to which it is a party have been duly authorized by the Depositor by all necessary limited liability company action;

(iv) Valid Sale; Binding Obligations. This Agreement and the Second Step Secured Notes Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Second Step Purchased Property, enforceable against creditors of and purchasers from the Depositor; and the AART Transaction Documents to which the Depositor is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(v) No Violation; Consents. The consummation of the transactions contemplated by the AART Transaction Documents to which the Depositor is a party and the fulfillment of the terms of the AART Transaction Documents to which the Depositor is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of formation, limited liability company agreement (or similar organizational documents) or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this

Agreement and the Second Step Secured Notes Assignment, or violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties; and

(vi) No Proceedings. To the Depositor’s knowledge, there are no proceedings or investigations pending or threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of any AART Transaction Document, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by any AART Transaction Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any AART Transaction Document or (iv) seeking to adversely affect the federal income tax attributes of the Notes or the Certificates.

(b) Representations and Warranties as to the Secured Notes.

(i) Good Title. No Secured Note has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuing Entity; immediately prior to the conveyance of the Secured Notes pursuant to this Agreement and the Second Step Secured Notes Assignment, the Depositor had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement and the Second Step Secured Notes Assignment by the Depositor, the Issuing Entity shall have all of the right, title and interest of the Depositor in, to and under the Secured Notes, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

(ii) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuing Entity a first priority perfected ownership interest in the Second Step Purchased Property shall have been made.

(iii) Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Secured Notes, which are attached to this Agreement as Exhibit B, are true and correct to the extent they are applicable.

Section 3.02 Liability of Depositor. The Depositor shall be liable in accordance with this Agreement and the Second Step Secured Notes Assignment only to the extent of the obligations in this Agreement and the Second Step Secured Notes Assignment specifically undertaken by the Depositor.

Section 3.03 Merger or Consolidation of, or Assumption of the Obligations of the Depositor; Amendment of Limited Liability Company Agreement.

(a) Any corporation, limited liability company or other entity (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Depositor shall be a party, (iii) succeeding to the business of the Depositor or (iv) 25% or more of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement and the other AART Transaction Documents to which it is a party, shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide ten (10) days prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies, the Administrator, the AART Indenture Trustee and the AART Owner Trustee.

(b) The Depositor hereby agrees that during the term of this Agreement it shall not (i) take any action prohibited by Article Fourth or Article Eighth of the Depositor Operating Agreement (or similar governing document for the Depositor, if applicable), (ii) without the prior written consent of the AART Indenture Trustee and the AART Owner Trustee and without giving prior written notice to the Rating Agencies, amend Article Third, Fourth or Eighth of the Depositor Operating Agreement (or similar governing document for the Depositor, if applicable) or (iii) incur any indebtedness, issue any other debt or assume or guaranty indebtedness of any other entity, other than pursuant to the Intercompany Advance Agreement and any notes thereunder (without giving effect to any amendment to such Agreement after the date hereof, unless the Rating Agency Condition was satisfied in connection therewith), if such action would result in a downgrading of the then current rating of any class of the Notes.

Section 3.04 Limitation on Liability of the Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement and the Second Step Secured Notes Assignment. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the AART Indenture Trustee or the AART Owner Trustee, as applicable, for any contractual damages, liability or expense incurred by reason of such trustee’s willful misfeasance, bad faith or negligence (gross negligence in the case of the AART Owner Trustee) (except errors in judgment) in the performance of its duties under this Agreement, the Second Step Secured Notes Assignment, the Administration Agreement or the AART Indenture, or by reason of reckless disregard of its obligations and duties under this Agreement, the Second Step Secured Notes Assignment, the Administration Agreement, the Trust Agreement or the AART Indenture. In no event, however, shall the AART Indenture Trustee or the AART Owner Trustee be liable to the Depositor for any damages in the nature of special, indirect or consequential damages, however styled, including lost profits. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as the Depositor of the Secured Notes and other Second Step Purchased Property under this Agreement and the Second Step Secured Notes Assignment and that in its opinion may involve it in any expense or liability.

Section 3.05 The Depositor May Own Notes or Certificates. Each of the Depositor and any Person controlling, controlled by or under common control with the Depositor may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise specifically provided herein. Except as otherwise provided herein, Notes or Certificates so owned by or pledged to the Depositor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Notes or Certificates, respectively.

Section 3.06 Compliance with the FDIC Rule.

The Depositor agrees to (i) perform the covenants set forth in Article XII of the AART Indenture applicable to it and (ii) facilitate compliance with Article XII of the AART Indenture by the Ally Parties.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01 Amendment.

(a) This Agreement may be amended by the Depositor and the Issuing Entity, and if such amendment materially and adversely affects the rights of the AART Indenture Trustee, with the consent of the AART Indenture Trustee, and if such amendment materially and adversely affects the rights of the AART Owner Trustee under this Agreement, with the consent of the AART Owner Trustee, but without the consent of any of the Financial Parties, to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other AART Transaction Documents, (iii) add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders (provided that if any such addition shall affect any class of Noteholders or Certificateholders differently from any other class of Noteholders or Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders), (iv) add to the covenants, restrictions or obligations of the Depositor, the AART Owner Trustee or the AART Indenture Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Financial Parties.

(b) This Agreement may also be amended from time to time by the Depositor and the Issuing Entity, and if such amendment materially and adversely affects the rights of the AART Indenture Trustee, with the consent of the AART Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date, and if such amendment materially and adversely affects the rights of the AART Owner Trustee under this Agreement, with the consent of the AART Owner Trustee, and, if any Person other than the Depositor holds any Certificates, with the consent of Certificateholders whose Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 4.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or the Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce the interest rate or principal amount of any Note or change any Distribution Date or the Final Scheduled Distribution Date of any Note or distributions on the Certificates (without the consent of the holders hereof), (ii) adversely affect the rating of any Securities by any of the Rating Agencies without the consent of the holders of two-thirds of the Outstanding Amount of an affected class of Notes or two-thirds of the Voting Interests of affected Certificates, as appropriate, each as of the close of the preceding Distribution Date or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes and Certificates then outstanding.

(c) Prior to the execution of any such amendment or consent pursuant to Section 4.01(a) or (b), the AART Indenture Trustee shall furnish written notification of the substance of such amendment or consent to the Depositor, who promptly shall provide such notice to the Rating Agencies.

(d) Promptly after the execution of any such amendment or consent pursuant to Section 4.01(a) or (b), the Issuing Entity shall furnish a copy of such amendment or consent to each Interested Party and to the Depositor, who promptly shall provide such copy to each Rating Agency.

(e) It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to Section 4.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the AART Indenture Trustee or the AART Owner Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 2 of the Note Depository Agreement.

(f) Prior to the execution of any amendment to this Agreement, the AART Indenture Trustee or the AART Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 9.02(h) of the Administration Agreement. The AART Indenture Trustee or the AART Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects such trustee’s own rights, duties or immunities under this Agreement or otherwise.

(g) The Depositor agrees that it shall not amend or agree to any amendment of the Pooling Agreement unless such amendment would be permissible under the terms of this Section 4.01 as if this Section 4.01 were contained in the Pooling Agreement.

Section 4.02 Protection of Title to Collateral.

(a) The Depositor shall authorize or execute, as applicable, and file such financing statements or amendments to financing statements and cause to be authorized or executed, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Noteholders, the Certificateholders, the AART Indenture Trustee and the Issuing Entity under this Agreement and the Second Step Secured Notes Assignment in the Second Step Purchased Property and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the AART Indenture Trustee and the Issuing Entity file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) The Depositor shall not change its State of organization or its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 4.02(a) above seriously misleading within the meaning of the UCC, unless it shall have given the AART Indenture Trustee and the Issuing Entity at least thirty (30) days prior written notice thereof.

(c) The Depositor shall give the AART Indenture Trustee and the Issuing Entity at least thirty (30) days prior written notice of any relocation of its principal executive office or change of its jurisdiction of formation or incorporation if, as a result of such relocation or change of jurisdiction, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement.

(d) If at any time the Depositor proposes to sell, grant a security interest in, or otherwise transfer any interest in secured notes to any prospective purchaser, lender or other transferee, the Depositor shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Secured Note, indicate clearly that such Secured Note has been sold and is owned by the Issuing Entity unless such Secured Note has been paid in full or repurchased by the Depositor or purchased by the Administrator.

(e) To the extent required by law, the Depositor shall cause the Notes and Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

Section 4.03 Notices. All demands, notices and communications upon or to the Depositor, the Administrator, the AART Indenture Trustee, the Issuing Entity, the AART Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Part III of Appendix A to the Administration Agreement.

Section 4.04 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates, the Notes or the rights of the holders thereof.

Section 4.06 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by the Depositor without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and of Certificateholders whose Certificates evidence not less than 66% of the Voting Interests as of the close of the preceding Distribution Date. The Depositor shall provide notice of any such assignment to the Rating Agencies in connection with soliciting such written consent; provided, however, that this Agreement may be assigned by Ally Auto without the consent of any other Person to any corporation, limited liability company or other entity (i) into which Ally Auto may be merged or consolidated, (ii) resulting from any merger or consolidation to which Ally Auto shall be a party, (iii) succeeding to the business of Ally Auto or (iv) 25% or more of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption as provided in Section 3.03(a) of this Agreement or Section 6.02 of the Administration Agreement, as applicable.

Section 4.07 Third-Party Beneficiaries. This Agreement and the Second Step Secured Notes Assignment shall inure to the benefit of and be binding upon the parties hereto and, to the extent expressly provided herein, the Noteholders, the Certificateholders, the AART Indenture Trustee, the AART Owner Trustee and their respective successors and permitted assigns. Except as otherwise provided in this Article IV, no other Person shall have any right or obligation hereunder.

Section 4.08 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.09 Headings and Cross-References. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

Section 4.10 Assignment to AART Indenture Trustee. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity pursuant to the AART Indenture for the benefit of the Noteholders and (only to the extent expressly provided in the AART Indenture) the Certificateholders of all right, title and interest of the Issuing Entity in, to and under the Secured Notes or the assignment of any or all of the Issuing Entity’s rights and obligations hereunder to the AART Indenture Trustee.

Section 4.11 No Petition Covenants. Notwithstanding any prior termination of this Agreement, the Depositor shall not, prior to the date which is one year and one day after the final distribution with respect to the Notes to the Note Distribution Account or with respect to the Certificates to the Certificateholders or the Certificate Distribution Account acquiesce, petition or otherwise invoke or cause the Issuing Entity or ACOLT to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity or ACOLT under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or ACOLT or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity under a federal or State bankruptcy or insolvency proceedings.

Section 4.12 Limitation of Liability of AART Indenture Trustee and AART Owner Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by Citibank, N.A., not in its individual capacity but solely as AART Indenture Trustee and in no event shall Citibank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the AART Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the AART Indenture.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been acknowledged and accepted by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as AART Owner Trustee and in no event shall Deutsche Bank Trust Company Delaware have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the AART Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

Section 4.13 Furnishing Documents. The AART Indenture Trustee shall furnish to Noteholders, promptly upon receipt of a written request therefor, copies of the Pooling Agreement, the Administration Agreement, the Trust Agreement, the AART Indenture and this Agreement.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ALLY AUTO RECEIVABLES TRUST 2013-SN1, Issuing Entity

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as AART Owner Trustee

By:	/s/ Mark DiGiacomo
Name:	Mark DiGiacomo
Title:	Attorney-in-fact

By:	/s/ Jennifer Freda
Name:	Jennifer Freda
Title:	Attorney-in-fact

ALLY AUTO ASSETS LLC, Depositor

By:	/s/ M.T. St. Charles
Name:	M.T. St. Charles
Title:	Vice President

Trust Sale Agreement (AART 2013-SN1)

Acknowledged and Accepted and, With Respect to Section 4.13, Agreed:

CITIBANK, N.A., not in its individual capacity but solely as AART Indenture Trustee,

By:	/s/ Kristen Driscoll
Name:	Kristen Driscoll
Title:	Vice President

Trust Sale Agreement (AART 2013-SN1)

EXHIBIT A

FORM OF SECOND STEP SECURED NOTES ASSIGNMENT

PURSUANT TO TRUST SALE AGREEMENT

For value received in accordance with and subject to the Trust Sale Agreement, dated as of June 5, 2013 (as it may be amended, supplemented or modified from time to time, the “Trust Sale Agreement”), by and between Ally Auto Assets LLC, a Delaware limited liability company (the “Depositor”), and Ally Auto Receivables Trust 2013-SN1, a Delaware statutory trust (the “Issuing Entity”), the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuing Entity, without recourse (subject to the obligations herein), as of June 5, 2013 all right, title and interest of the Depositor, whether now owned or hereafter acquired, in, to and under the following:

(a) all right, title and interest of the Depositor in, to and under the Secured Notes listed on the Schedule of Secured Notes attached hereto and all monies due thereunder on and after the Closing Date;

(b) all right, title and interest of the Depositor in, to and under the Pooling Agreement, the Administration Agreement and the First Step Secured Notes Assignment (including the right of the Depositor to cause the Seller or the Administrator to repurchase Secured Notes under certain circumstances and the rights of the Depositor under the VAULT Security Agreement); and

(c) all present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (a) and (b) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (clauses (a) through (c) collectively, the “Second Step Purchased Property”).

It is the intention of the Depositor and the Issuing Entity that the sale, transfer, assignment and other conveyances contemplated by this Second Step Secured Notes Assignment shall constitute a sale of the Secured Notes and the other Second Step Purchased Property from the Depositor to the Issuing Entity and that the beneficial interest in and title to the Secured Notes and the other Second Step Purchased Property shall not be part of the Depositor’s estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law.

The foregoing sale, transfer, assignment and other conveyances do not constitute and are not intended to result in the creation of or an assumption by the Issuing Entity of any obligation of the Seller, the Administrator, the Depositor or any other Person to the Lessees, Dealers, insurers or any other Person in connection with the Secured Notes, Lease Assets, any Dealer Agreements, any insurance policies or any other agreement or instrument relating to any of them.

Ex. A-1

The Depositor hereby represents that as of the Closing Date, the Initial Aggregate Secured Note Principal Balance was $1,099,786,048.15 and acknowledges that, in consideration of such Secured Notes, the Issuing Entity has paid to the Depositor, in the form of the Notes and Certificates, an amount equal to $1,099,786,048.15.

THIS SECOND STEP SECURED NOTES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS SECOND STEP SECURED NOTES ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

This Second Step Secured Notes Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Depositor contained in the Trust Sale Agreement (including the Officer’s Certificate of the Depositor accompanying this Second Step Secured Notes Assignment) and is to be governed in all respects by the Trust Sale Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Trust Sale Agreement.

[Remainder of Page Intentionally Left Blank.]

Ex. A-2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date first above written.

ALLY AUTO ASSETS LLC, as Depositor

By:
Name:
Title:

Ex. A-3

SCHEDULE OF SECURED NOTES

On file at the offices of:

1.	The AART Indenture Trustee

2.	The AART Owner Trustee

3.	The ACOLT Indenture Trustee

4.	The ACOLT Owner Trustee

5.	Ally Financial Inc.

6.	Ally Auto Assets LLC

Ex. A-4

EXHIBIT B

ADDITIONAL REPRESENTATIONS AND WARRANTIES

1. This Agreement and the AART Indenture create a valid and continuing security interest (as defined in the applicable UCC) in the Secured Notes and the other First Step Purchased Property in favor of the Issuing Entity and the AART Indenture Trustee, as applicable, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor and the Issuing Entity, respectively.

2. All steps necessary to perfect the Depositor’s security interest against the account debtors in the property securing the Secured Notes that constitute chattel paper will have been taken within ten (10) days of the Closing Date.

3. Prior to the sale of the Secured Notes to the Issuing Entity under this Agreement, the Secured Notes constitute “chattel paper,” “payment intangibles,” “instruments,” “certificated securities” or “uncertificated securities” within the meaning of the applicable UCC.

4. The Depositor owns and has good and marketable title to the Secured Notes and the other Second Step Purchased Property free and clear of any Lien, claim or encumbrance of any Person.

5. The Depositor has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Secured Notes and the other First Step Purchased Property granted to the Depositor under the Pooling Agreement, in the Secured Notes and the other Second Step Purchased Property granted to the Issuing Entity under this Agreement and in the Collateral granted to the AART Indenture Trustee under the AART Indenture.

6. Other than the security interest granted to the Depositor pursuant to the AART Transaction Documents, the Issuing Entity under the Trust Sale Agreement and the AART Indenture Trustee under the AART Indenture, none of the Seller, the Depositor or the Issuing Entity has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Secured Notes and the other First Step Purchased Property or Second Step Purchased Property, as applicable. None of the Seller, the Depositor or the Issuing Entity has authorized the filing of, nor is the Depositor aware of, any financing statements against the Seller, the Depositor or the Issuing Entity that include a description of collateral covering any of the Secured Notes and the other First Step Purchased Property or Second Step Purchased Property, as applicable, other than the financing statements relating to the security interests granted to the Depositor, the Issuing Entity and the AART Indenture Trustee under the AART Transaction Documents or any financing statement that has been terminated. The Depositor is not aware of any judgment or tax lien filings or lien filings by the Pension Benefit Guaranty Corporation against the Seller, the Depositor or the Issuing Entity.

Ex. B